ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:             May 1, 2000 - May 31, 2000
                               --------------------------

SETTLEMENT DATE:                 15-Jun-00
                               -------------

A.    SERIES INFORMATION

      ADVANTA LEASING RECEIVABLES CORP. VIII AND
      ADVANTA LEASING RECEIVABLES CORP. IX
      EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
      SERIES 1999-1

I.    SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

      (a.)     Beginning Aggregate Contract Principal Balance .................................                      $ 62,605,203.87
                                                                                                                     ---------------
      (b.)     Contract Principal Balance of all Collections allocable to Contracts ...........                      $  4,048,403.90
                                                                                                                     ---------------
      (c.)     Contract Principal Balance of Charged-Off Contracts ............................                      $    197,985.14
                                                                                                                     ---------------
      (e.)     Ending Aggregate Contract Principal Balance of all Contracts as of
               this Settlement Date ...........................................................                      $ 58,358,814.83
                                                                                                                     ---------------

               BALANCES ON THIS SETTLEMENT DATE
      (d.)     Class A Principal Balance as of this
               Settlement Date (Class A Note Factor)         0.4752433                                               $ 46,990,215.59
                                                             ---------                                               ---------------
      (e1.)    Ending Class A-1 Principal Balance            0.0000000                             $          -
                                                             ---------                             ---------------
      (e2.)    Ending Class A-2 Principal Balance            0.9751585                             $ 37,544,507.59
                                                             ---------                             ---------------
      (e3.)    Ending Class A-3 Principal Balance            1.0000000                             $  9,445,708.00
                                                             ---------                             ---------------
      (f.)     Ending Class B Principal Balance as of this
               Settlement Date (Class B Note Factor)         0.9800524                                               $ 11,368,599.24
                                                             ---------                                               ---------------


II.   COMPLIANCE RATIOS

      (a.)     Aggregate Contract Balance Remaining ("CBR") of all Contracts ..................                      $ 63,557,880.22
                                                                                                                     ---------------

      (b.)     CBR of Contracts 1 - 30 days delinquent ........................................                      $  5,723,257.78
                                                                                                                     ---------------
      (c.)      % of Delinquent Contracts 1- 30 days as of the related Calculation Date .......                                9.00%
                                                                                                                     ---------------

      (d.)     CBR of Contracts 31 - 60 days delinquent .......................................                      $  2,843,475.08
                                                                                                                     ---------------
      (e.)      % of Delinquent Contracts 31- 60 days as of the related Calculation Date ......                                4.47%
                                                                                                                     ---------------

      (f.)     CBR of Contracts 61 - 90 days delinquent .......................................                      $  1,441,180.43
                                                                                                                     ---------------
      (g.)      % of Delinquent Contracts 61- 90 days as of the related Calculation Date ......                                2.27%
                                                                                                                     ---------------

      (h.)     CBR of Contracts 91 - 120 days delinquent ......................................                      $  1,289,225.91
                                                                                                                     ---------------
      (i.)      % of Delinquent Contracts 91- 120 days as of the related Calculation Date .....                                2.03%
                                                                                                                     ---------------

      (j1.)    % of Delinquent Contracts 31 days or more as of the related Calculation Date ...                                8.77%
                                                                                                                     ---------------
      (j2.)    Month 2:            Apr-00 .....................................................                                8.75%
                                 ----------                                                                          ---------------
      (j3.)    Month 3:            Mar-00 .....................................................                                9.22%
                                 ----------                                                                          ---------------
      (j4.)    Three month rolling average % of Delinquent Contracts 31 days or more ..........                                8.91%
                                                                                                                     ---------------

      (k1.)    Net Charge-Off % for the related Collection Period (annualized 30/360) .........                                1.99%
                                                                                                                     ---------------
      (k2.)    Month 2:            Apr-00 .....................................................                                2.01%
                                 ----------                                                                          ---------------
      (k3.)    Month 3:            Mar-00 .....................................................                                4.49%
                                 ----------                                                                          ---------------
      (k4.)    Three month rolling average % for Defaulted Contracts ..........................                                2.83%
                                                                                                                     ---------------

               Does the Cumulative Loss % exceed ..............................................
      (l1.)    The Loss Trigger Level % from Beginning Period to and including 12th
               Collection Period ? Y or N .....................................................                            NO
                                                                                                                     ---------------
      (l2.)    The Loss Trigger Level % from 13th Collection Period to and including
               24th Collection Period ? Y or N ................................................                           n/a
                                                                                                                     ---------------
      (l3.)    The Loss Trigger Level % from 25th Collection Period and thereafter ? Y or N ...                           n/a
                                                                                                                     ---------------


      (m1.)    Residual Realization for the related Collection Period .........................                              128.22%
                                                                                                                     ---------------
      (m2.)    Month 2:            Apr-00 .....................................................                              130.89%
                                 ----------                                                                          ---------------
      (m3.)    Month 3:            Mar-00 .....................................................                              115.87%
                                 ----------                                                                          ---------------
      (m4.)    Three month rolling average Residual Realization Ratio .........................                              125.00%
                                                                                                                     ---------------

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
      (n.)     Does the three month rolling Residual Realization ratio exceed 100% Y or N .....                           YES
                                                                                                                     ---------------


III.  FLOW OF FUNDS
      (1.)     The amount on deposit in Available Funds .......................................                      $  5,144,141.02
                                                                                                                     ---------------
      (2.)     The prepayment amounts deposited, if any, by the Issuers'  to the Collection
               Account for removal of defaulted contracts .....................................                      $          -
                                                                                                                     ---------------
      (3.)     Total deposits in the Collection Account to be used as available funds on
               this Payment Date ..............................................................                      $  5,144,141.02
                                                                                                                     ---------------

      (a.)     To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid Balance ......                      $    153,031.34
                                                                                                                     ---------------
      (b.)     To the Servicer, the Servicing Fee and miscellaneous amounts, if any ...........                      $     52,171.00
                                                                                                                     ---------------

               To Series 1999-1 Noteholders:
      (c.)     To Class A, the total Class A Note Interest and Class A Overdue Interest
               for the related period. ........................................................                      $    282,367.22
                                                                                                                     ---------------
                                 Interest on Class A-1 Notes ..................................    $     15,015.94
                                                                                                   ---------------
                                 Interest on Class A-2 Notes ..................................    $    213,038.46
                                                                                                   ---------------
                                 Interest on Class A-3 Notes ..................................    $     54,312.82
                                                                                                   ---------------
      (d.)     Interest on Class B Notes for the related period ...............................                      $     70,276.61
                                                                                                                     ---------------

      (e.)     To Series 1999-1 Noteholders:
               To Class A, the total applicable Principal Payment .............................                      $  3,980,340.46
                                                                                                                     ---------------
                                 Principal Payment to Class A-1 Noteholders ...................    $  3,023,921.05
                                                                                                   ---------------
                                 Principal Payment to Class A-2 Noteholders ...................    $    956,419.41
                                                                                                   ---------------
                                 Principal Payment to Class A-3 Noteholders ...................    $          -
                                                                                                   ---------------
               To Class B for applicable Principal Payment to the extent of the Class B Floor..                      $    231,391.76
                                                                                                                     ---------------


      (f.)     To the Reserve Account:
               The amount needed to increase the amount in the Reserve Account to
               the Required Reserve ...........................................................                      $    374,562.62
                                                                                                                     ---------------


      (g.)     Upon the occurrence of a Residual Event               the lesser of:
               (A) the remaining Available Funds and ..........................................    $          -
                                                                                                   ---------------
               (B) the aggregate amount of Residual Receipts included in Available Funds ......    $          -
                                                                                                   ---------------
               To be deposited to the Residual Account ........................................                      $          -
                                                                                                                     ---------------

      (h.)     To the Issuers, as owner of the Pledged Assets, any remaining Available
               Funds on deposit in the Collection Account (the "Issuers' Interest") ...........                      $          -
                                                                                                                     ---------------

IV.   SERVICER ADVANCES

      (a.)     Aggregate amount of Servicer Advances at the beginning of the Collection Period                       $  1,483,856.93
                                                                                                                     ---------------
      (b.)     Servicer Advances reimbursed during the Collection Period ......................                      $     64,380.40
                                                                                                                     ---------------
      (c.)     Amount of unreimbursed Service Advances to be reimbursed on the
               Settlement Date ................................................................                      $    153,031.34
                                                                                                                     ---------------
      (d.)     Servicer Advances made during the related Collection Period ....................
                                                                                                                     ---------------
      (e.)     Aggregate amount of Servicer Advances at the end of the Collection
               Period .........................................................................                      $  1,266,445.19
                                                                                                                     ---------------
      (f.)     Amount of delinquent Scheduled Payments for which Servicer Advances
               were not made ..................................................................                      $          -
                                                                                                                     ---------------


V.    RESERVE ACCOUNT
      (a.)     Amount on deposit at the beginning of the related Collection Period ............                      $  2,344,300.42
                                                                                                                     ---------------

      (b.)     Amount of interest earnings reinvested for the related Monthly Period ..........                      $     11,733.98
                                                                                                                     ---------------

      (c.)     Amounts used to cover shortfalls, if any,  for the related Collection Period ...                      $          -
                                                                                                                     ---------------

      (d.)     Amounts transferred from the Collection Account, if applicable .................                      $    374,562.62
                                                                                                                     ---------------

      (e.)     Balance remaining before calculating Required Reserve Amount ...................                      $  2,730,597.02
                                                                                                                     ---------------

      (f.)     Required Reserve Amount needed as of the related Collection Period .............                      $  2,917,940.74
                                                                                                                     ---------------

      (g1.)    If (d) above is greater than (e), then excess amount to be transferred to
               the Series Obligors ............................................................                      $          -
                                                                                                                     ---------------

      (g2.)    If (e) is greater than (d), then amount of shortfall ...........................                      $    187,343.72
                                                                                                                     ---------------

      (h.)     Amounts on deposit at the end of the related Collection Period (e minus g1) ....                      $  2,730,597.02
                                                                                                                     ---------------

      (i.)     Is the Required Reserve Amount equal to the balance in the Reserve Account
               as of the related Collection period ? Y or N ...................................                             NO
                                                                                                                     ---------------
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

VI.   RESIDUAL ACCOUNT
      (a.)     Amount on deposit at the beginning of the related Collection Period ............                      $          -
                                                                                                                     ---------------
      (b.)     Amounts transferred from the Collection Account ................................                      $          -
                                                                                                                     ---------------
      (c.)     Amounts used to cover shortfalls for the related Collection Period .............                      $          -
                                                                                                                     ---------------
      (d.)     Amount on deposit at the end of the related Collection Period ..................                      $          -
                                                                                                                     ---------------


VII.  ADVANCE PAYMENTS

      (a.)     Beginning aggregate Advance Payments ...........................................                      $    773,689.54
                                                                                                                     ---------------
      (b.)     Add:  Amount of Advance Payments collected during the related Collection Period                       $    538,591.02
                                                                                                                     ---------------
      (c.)     Add:  Investment earnings for the related  Collection Period ...................                      $          -
                                                                                                                     ---------------
      (d.)     Less: Amount of Advance Payments withdrawn for deposit into Facility Account ...                      $    451,019.67
                                                                                                                     ---------------
      (e.)     Ending aggregate Advance Payments ..............................................                      $    861,260.89
                                                                                                                     ---------------






      ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

      BY:       /s/ John Paris
                --------------

      TITLE:     SR VP
                -------------------------

      DATE:     06/12/00
                -------------------------



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